UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------


                                     FORM 8K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                              --------------------


                                 Date of Report
                               September 13, 2004


                             -----------------------


                      Nanobac Pharmaceuticals, Incorporated
                      -------------------------------------
             (Exact name of registrant as specified in its charter)



          Florida                      0-24696                  59-3248917
          -------                      -------                  ----------
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
      of Incorporation)              File Number)         Identification Number)



        2727 W. Martin Luther King Blvd, Suite 850, Tampa, Florida 33607
        ----------------------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)

                                 (813) 264-2241
                                 --------------
              (Registrant's telephone number, including area code)

Item 1.01.  Entry into a Material Definitive Agreement.

Effective September 8, 2004, we entered into a Space Act Agreement with NASA's Johnson Space Center ("NASA") to collaborate on research of Nanobacteria and its nature and role in pathological calcification. There is no material relationship between NASA and us other than the Space Act Agreement described above.



Item 9.01.  Exhibits

     (c) Exhibits

       99.1 Nonreimbursable Space Act Agreement between The National Aeronautics and Space Administration Lyndon B. Johnson Space Center and Nanobac Pharmaceuticals, Inc.

       99.2   Press release dated September 13, 2004



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   Nanobac Pharmaceuticals, Inc.
                                   (Registrant)

                                   /s/ John D. Stanton




Date:  September 13, 2004          By: John D. Stanton, Chief Executive Officer